UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-09261
                                  ---------------------------------
        Foxby Corp.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Monica Pelaez, Secretary
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  212-635-0671
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 06/30/03
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders



INTERNET GROWTH FUND, INC.
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT
June 30, 2003

                                                           American Stock
                                                           Exchange Symbol:

                                                           FND

11 Hanover Square
New York, NY 10005

Tel 1-800-278-4353

www.internetgrowthfund.com

                                        American Stock
INTERNET GROWTH FUND, INC.              Exchange Symbol:            FND
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.internetgrowthfund.com

Fellow Shareholders:

     We are very pleased to submit this Semi-Annual Report for the period ending June 30, 2003, and to welcome our shareholders who have made their investment since the Fund's last Report.

     We are also very pleased to have announced on July 14, 2003 that the Fund's name was changed with the approval of the Fund's Board of Directors from Internet Growth Fund, Inc. to Foxby Corp. In this connection the Fund's symbol on the American Stock Exchange was changed to FXX (formerly FND) and its CUSIP was changed to 351645 10 6 (formerly 46062H 10 0). As a result, the Fund's non-fundamental investment policy that so long as the word "internet" is included in its name, the Fund will under normal market conditions seek to achieve its investment objective by investing at least 80% of its total assets in companies that directly or indirectly support, utilize, deal or market over, connect through, benefit by, or are otherwise involved in the Internet will be discontinued in 60 days from July 14, 2003. The Fund also announced that in a proxy statement for a meeting scheduled for September 2003, the Board of Directors of the Fund has recommended that shareholders approve: (1) changing the Fund's fundamental investment objective to make it a non-fundamental policy of seeking total return; (2) modifying the Fund's fundamental investment restriction on concentration, which currently requires the Fund to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry"; and (3) modifying certain of the Fund's other fundamental investment restrictions in order to provide for maximum investment flexibility.

                               REVIEW AND OUTLOOK

     The second quarter of this year was good for stocks, and is mostly the reason for the overall gains in the first half. For example, the S&P 500 was up 15.4% in the second quarter, but up only 11.8% in the first half; the Russell 2000 was up 23.4% in the second quarter, but up only 17.9% in the first half; some what differently, the Nasdaq Composite was up 21.1% in the second quarter, and up 21.9% in the first half. The second quarter market rally was the best quarter for the S&P 500 since 1998 and, for the first time since 1989, all 10 industry sectors in the S&P 500 showed gains greater than 5%. Interestingly, since World War II the S&P 500 gained in more than 80% of the quarters that followed the 27 quarters in which it had gained at least 10%.

     Yet in the current post-bubble stock market cycle, normal equity valuations are still elusive. The price/earnings multiple and dividend yield of the S&P 500, of approximately 22 and 1.6% respectively, are at levels more often seen at bull market peaks. Also troubling, in June the ratio of insider sales to buys reached six-year highs. Junk bonds and housing seem to be having their own valuation bubbles, probably as a result of the extremely accommodative approach of the Federal Reserve in cutting its target Federal Funds rate to only 1% on June 25, 2003. We became concerned about these developing conditions in the early part of March and adopted a defensive position, by selling some stocks and shorting S&P 500 futures, and thus did not fully participate in the second quarter rally, leading to a first half net asset value total return of -0.39%.

     Looking ahead, we believe that equity markets may have overreacted to the initial outcome in Iraq and falling interest rates, and have overlooked real economic conditions. Industrial activity has remained subdued. The economy's apparent strength seems to be largely the result of the record low interest rates, which encourage the consumer to support the U.S. economy through new home and automobile purchases, re-financing of mortgages, and other new household debt, notwithstanding stubborn unemployment. Accordingly, we remain cautious about the short term outlook, but optimistic about the future of the overall markets.

                              CORPORATE GOVERNANCE

     In July 2003 the Fund's Board of Directors adopted amended and restated bylaws to enhance corporate governance and "anti-takeover" provisions, including bylaws with respect to the qualification of directors and procedural provisions with respect to the conduct of stockholder meetings, and the Board of Directors determined to be generally subject to the provisions of the Maryland Control Share Acquisition Act. Any stockholder who would like a copy of the Fund's new bylaws may obtain a copy from the Securities and Exchange Commission ("SEC") by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov, or from the Fund.

                    PURCHASE SHARES AT AN ATTRACTIVE DISCOUNT

     The Fund's current net asset value per share is $2.69. With a recent closing on the American Stock Exchange of $2.27 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. An affiliate of the investment manager owns 125,100 shares of the Fund, reflecting management's optimism about the Fund going forward. If you have a question, please call toll-free 1-800-278-4353 and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part. We appreciate your support and look forward to serving your investment needs in the years ahead.

                                            Sincerely,

                                            /s/ Thomas B. Winmill

                                            Thomas B. Winmill
                                            President

INTERNET GROWTH FUND INC.               2

          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2003 (Unaudited)

SHARES                                                                          MARKET VALUE
-----------                                                                     -------------
             COMMON STOCKS (53.57%)
             CABLE & OTHER PAY TELEVISION SERVICES (2.68%)
      3,461  Comcast Corp./(2)/ ............................................    $     104,453
      5,800  Insight Communications Company, Inc./(2)/ .....................           76,444
                                                                                -------------
                                                                                      180,897
                                                                                -------------
             COMPUTER & OFFICE EQUIPMENT (4.31%)
      9,800  Hewlett-Packard Company .......................................          208,740
      1,900  International Business Machines Corp. .........................           82,500
                                                                                -------------
                                                                                      291,240
                                                                                -------------
             COMPUTER COMMUNICATIONS EQUIPMENT (3.27%)
     13,300  Cisco Systems, Inc./(2)/ ......................................          220,647
                                                                                -------------

             ELECTRONIC COMPUTERS (3.98%)
      5,000  Dell Computer Corp./(2)/ ......................................          159,800
     23,700  Sun Microsystems, Inc./(2)/ ...................................          109,020
                                                                                -------------
                                                                                      268,820
                                                                                -------------

             MISCELLANEOUS BUSINESS SERVICES (3.14%)
     75,000  Safety Intelligence Systems Corp./(1)//(2)/ ...................          212,145
                                                                                -------------

             PRINTED CIRCUIT BOARDS (2.14%)
     38,700  Solectron Corp./(2)/ ..........................................          144,738
                                                                                -------------

             RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT (8.23%)
     13,100  Motorola, Inc. ................................................          123,533
      8,500  Nokia Oyj ADR .................................................          139,655
      6,800  NTT DoCoMo, Inc. ..............................................          149,464
      4,000  QUALCOMM Inc. .................................................          143,000
                                                                                -------------
                                                                                      555,652
                                                                                -------------

             SECURITY BROKERS, DEALERS & FLOTATION COMPANIES (5.03%)
     30,000  E*TRADE GROUP, INC./(2)/ ......................................          255,000
      5,000  Interactive Data Corp./(2)/ ...................................           84,500
                                                                                -------------
                                                                                      339,500
                                                                                -------------

             SEMICONDUCTORS & RELATED DEVICES (3.08%)
     10,000  Intel Corp. ...................................................          207,840
                                                                                -------------

             SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN (0.11%)
     24,400  Digital Fusion, Inc./(2)/ .....................................            7,320
                                                                                -------------

See accompanying notes to financial statements.  3    INTERNET GROWTH FUND, INC.

          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2003 (Unaudited)

SHARES                                                                          MARKET VALUE
-----------                                                                     -------------
             COMMON STOCKS (continued)
             SERVICES-COMPUTER PROCESSING & DATA PREPARATION (1.34%)
      3,500  SunGard Data Systems Inc./(2)/ ................................    $      90,685
                                                                                -------------

             SERVICES-EDUCATIONAL SERVICES (1.65%)
      1,800  Apollo Group, Inc./(2)/ .......................................          111,168
                                                                                -------------

             SERVICES-PREPACKAGED SOFTWARE (5.78%)
      1,300  Intuit Inc./(2)/ ..............................................           57,889
      5,000  Microsoft Corp ................................................          128,050
      5,200  Sybase, Inc./(2)/ .............................................           72,332
      4,600  VERITAS Software Corp./(2)/ ...................................          131,882
                                                                                -------------
                                                                                      390,153
                                                                                -------------

             TELEPHONE & TELEGRAPH APPARATUS (3.36%)
     14,300  Level 3 Communications, Inc./(2)/ .............................           94,952
      3,700  UTStarcom, Inc./(2)/ ..........................................          131,609
                                                                                -------------
                                                                                      226,561
                                                                                -------------

             TELEPHONE COMMUNICATIONS (5.47%)
      4,100  IDT Corp./(2)/ ................................................           73,390
      5,700  SBC Communications Inc. .......................................          145,635
      3,800  Verizon Communications Inc. ...................................          149,910
                                                                                -------------
                                                                                      368,935
                                                                                -------------

                 Total Common Stocks (cost: $3,054,701) ....................        3,616,301
                                                                                -------------

  PAR VALUE  SHORT TERM INVESTMENTS (46.43%)
$ 3,134,030  Repurchase Agreement with State Street Bank & Trust,
             0.10%, due 7/01/03 (collateralized by U.S. Treasury Notes) ....        3,134,030
                                                                                -------------

                 Total Short Term Investments (cost: $3,134,030) ...........        3,134,030
                                                                                -------------

                    Total Investments (cost: $6,188,731) (100.00%) .........    $   6,750,331
                                                                                =============

/(1)/  Security is not publicly traded.
/(2)/  Non-income producing security.

INTERNET GROWTH FUND, INC.   4   See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

ASSETS:
    Investments at market value (cost: $6,188,731) (Note 2).................    $   6,750,331
    Interest and dividend receivable........................................            1,317
                                                                                -------------
          Total assets......................................................        6,751,648

LIABILITIES:
    Accrued expenses........................................................           19,504
    Accrued management fees (Note 4)........................................            5,610
                                                                                -------------
          Total liabilities.................................................           25,114

NET ASSETS: (applicable to 2,602,847 shares outstanding: 500,000,000
 shares of $.01 par value authorized).......................................    $   6,726,534
                                                                                =============

NET ASSET VALUE PER SHARE
 ($6,726,534 / 2,602,847 shares outstanding)................................    $        2.58
                                                                                =============

At June 30, 2003, net assets consisted of:
    Paid-in capital.........................................................    $  23,716,950
    Net unrealized appreciation on investments..............................          561,600
    Accumulated net realized loss on investments and futures................      (17,552,016)
                                                                                -------------
                                                                                $   6,726,534
                                                                                =============

See accompanying notes to financial statements.   5   INTERNET GROWTH FUND, INC.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (Unaudited), Nine Months Ended December 31, 2002 and Year Ended March 31, 2002

                                                       SIX MONTHS          NINE
                                                       ENDED JUNE         MONTHS            YEAR
                                                        30, 2003          ENDED            ENDED
                                                      (Unaudited)        12/31/02         3/31/02
                                                     --------------   --------------   --------------
INVESTMENT INCOME:
   Interest ......................................   $        1,969   $       36,931   $       67,131
   Dividends .....................................           12,196           11,659            3,274
                                                     --------------   --------------   --------------
      Total investment income ....................           14,165           48,590           70,405
                                                     --------------   --------------   --------------

EXPENSES:
   Investment management (Note 4) ................           33,240           52,778           92,218
   Professional (Note 4) .........................           36,006           38,793           36,135
   Transfer agent ................................            4,222           26,693           54,020
   Directors .....................................           12,525           13,936           25,040
   Administration ................................               --           13,052           35,040
   Registration (Note 4) .........................           22,548            6,280            5,165
   Printing ......................................            7,360            4,041           14,310
   Custodian .....................................            1,810            2,506            8,290
   Other .........................................            4,830            5,030           22,120
                                                     --------------   --------------   --------------
      Total expenses .............................          122,541          163,109          292,338
                                                     --------------   --------------   --------------
         Net investment loss .....................         (108,376)        (114,519)        (221,933)
                                                     --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized loss on investments ..............         (633,358)      (4,280,645)      (1,452,103)
   Unrealized appreciation on investments and
    futures during the period ....................          736,952        2,623,576        1,023,187
                                                     --------------   --------------   --------------
   Net realized and unrealized gain (loss) on
    investments ..................................          103,594       (1,657,069)        (428,916)
                                                     --------------   --------------   --------------
   Net decrease in net assets resulting from
    operations ...................................   $       (4,782)  $   (1,771,588)  $     (650,849)
                                                     ==============   ==============   ==============

INTERNET GROWTH FUND, INC.  6    See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2003 (Unaudited), Nine Months Ended December 31, 2002 and Year Ended March 31, 2002

                                                       SIX MONTHS      NINE MONTHS          YEAR
                                                      ENDED 6/30/03       ENDED            ENDED
                                                       (Unaudited)       12/31/02         3/31/02
                                                     --------------   --------------   --------------
OPERATIONS:
   Net investment loss ...........................   $     (108,376)  $     (114,519)  $     (221,933)
   Net realized gain (loss) on:
      Long transactions ..........................          391,061       (4,465,721)      (1,624,953)
      Short transactions .........................       (1,024,419)              --               --
      Options contracts expired or closed ........               --          185,076          172,850
   Change in unrealized appreciation on
    investments and options ......................          736,952        2,623,576        1,023,187
                                                     --------------   --------------   --------------
   Net decrease in net assets resulting from
    operations ...................................           (4,782)      (1,771,588)        (650,849)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gains ($0.00, $0.00 and $0.26
    per share, respectively) .....................               --               --         (663,137)
                                                     --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from
    reinvestment of distribution (23,964 shares)..               --               --           81,842
                                                     --------------   --------------   --------------
      Total change in net assets .................           (4,782)      (1,771,588)      (1,232,144)

NET ASSETS:
   Beginning of period ...........................   $    6,731,316   $    8,502,904   $    9,735,048
                                                     --------------   --------------   --------------
   End of period .................................   $    6,726,534   $    6,731,316   $    8,502,904
                                                     ==============   ==============   ==============

See accompanying notes to financial statements.   7   INTERNET GROWTH FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. On December 11, 2002, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities and, so long as the word "internet" is included in its name, the Fund will under normal market conditions seek to achieve its investment objective by investing at least 80% of its total assets in companies that directly or indirectly support, utilize, deal or market over, connect through, benefit by, or are otherwise involved in the Internet.

(2) The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts.

(3) It is the Fund's current intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required. At December 31, 2002, the Fund had a capital loss carryforward of approximately $17,267,300 of which $10,509,500 expires in 2009 and $6,757,800 expires in 2010. The tax character of distributions paid in the year ended March 31, 2002 was $663,137 as distributions paid from ordinary income.

INTERNET GROWTH FUND, INC.              8

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

   Capital loss carryforward            $ (17,267,336)
   Unrealized depreciation                   (175,352)
                                        -------------
                                        $ (17,442,688)
                                        =============

(4) Effective July 12, 2002, the Fund retained CEF Advisers, Inc. as its Investment Manager. Previously, LCM Capital Management, Inc. ("LCM") was the manager. Under the terms of the Investment Management Agreement, the Fund pays the Investment Manager a fee for its services at the annual rate of 1.00% of the Fund's average daily net assets. The fee is accrued each calendar day and the sum of the daily fee accruals is paid monthly. The daily fee accrual is computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as of the close of business on the previous day. LCM's fee was substantially similar. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $24,526 for providing certain administrative and accounting service at cost during the six months ended June 30, 2003.

(5) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of investment securities (excluding short-term investments, options and short positions) aggregated $383,380 and $3,529,466, respectively, for the six months ended June 30, 2003. At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                         $     613,726
   Depreciation                              (440,401)
                                        -------------
     Net appreciation on investments    $     173,325
                                        =============

At December 31, 2002, the cost of investments for federal income tax purposes was $6,564,937.

(6) The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. At June 30, 2003 the Fund had no open future contracts.

(7) There are 500,000,000 shares of $.01 par value common stock authorized. Of the 2,602,847 shares of common stock outstanding at June 30, 2003, Investor Service Center, Inc. ("ISC") owned 125,300 shares. Certain officers and directors of ISC are also officers and directors of the Fund and the Investment Manager.

                                        9             INTERNET GROWTH FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                SIX MONTHS
                                                   ENDED            NINE MONTHS            YEAR       YEAR           PERIOD
                                               JUNE 30, 2003           ENDED               ENDED      ENDED          ENDED
                                                (Unaudited)          12/31/02             3/31/02    3/31/01        3/31/00*
                                               -------------        -----------          --------   --------       ----------
PER SHARE DATA
Net asset value at beginning of period.......  $        2.59        $      3.27          $   3.77   $  14.81       $     9.35
                                               -------------        -----------          --------   --------       ----------
Income from investment operations:
   Net investment income (loss)..............           (.16)             (0.04)            (0.08)     (0.09)           (0.05)
   Net realized and unrealized gain (loss)
    on investments...........................            .15              (0.64)            (0.16)    (10.45)/(c)/       5.51
                                               -------------        -----------          --------   --------       ----------
Total from investment operations.............           (.01)             (0.68)            (0.24)    (10.54)            5.46
                                               -------------        -----------          --------   --------       ----------
      Less distributions:
   Distributions to shareholders.............              -                  -             (0.26)     (0.50)               -
                                               -------------        -----------          --------   --------       ----------
Net asset value at end of period.............  $        2.58        $      2.59          $   3.27   $   3.77       $    14.81
                                               -------------        -----------          --------   --------       ----------
TOTAL RETURN ON NET ASSET VALUE BASIS(a).....          (0.39)%           (20.80)%           (6.65)%   (73.46)%          58.40%
                                               =============        ===========          ========   ========       ==========
TOTAL RETURN ON MARKET VALUE BASIS (a).......           4.35%            (31.00)%           (2.06)%   (71.89)%          24.38%
                                               =============        ===========          ========   ========       ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)..  $       6,727        $     6,731          $  8,503   $  9,735       $   39,105
                                               =============        ===========          ========   ========       ==========
Ratio of expenses to average net assets......           3.69%/(b)/         4.70%/(b)/        3.17%      2.19%            1.78%/(b)/
                                               =============        ===========          ========   ========       ==========
Ratio of net investment income (loss) to
 average net assets..........................          (1.62)%/(b)/       (3.30)%/(b)/      (2.41)%    (0.93)%          (0.94)%/(b)/
                                               =============        ===========          ========   ========       ==========
Portfolio turnover rate......................              6%            267.87%            89.31%    550.56%          168.62%
                                               =============        ===========          ========   ========       ==========

*    From commencement of operations on October 29, 1999.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b)  Annualized.
(c) Includes $0.06 of gains resulting from the buy back of treasury shares at a discount to net asset value.

INTERNET GROWTH FUND, INC.             10

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                                 PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                       11             INTERNET GROWTH FUND, INC.

                             DIRECTORS AND OFFICERS

DIRECTORS                                  OFFICERS

THOMAS B. WINMILL, Esq.                    THOMAS B. WINMILL, Esq.
Chairman                                   President

GEORGE B. LANGA /1/                        MARION E. MORRIS
DAVID R. STACK /1/                         Senior Vice President

PETER K. WERNER /1/                        WILLIAM G. VOHRER
                                           Treasurer

                                           MONICA PELAEZ, Esq.
/1/Member, Audit Committee                 Vice President, Secretary

                                           HEIDI KEATING
                                           Vice President

INVESTMENT MANAGER                         CUSTODIAN
CEF Advisers, Inc.                         State Street Bank & Trust Co.
11 Hanover Square                          801 Pennsylvania Avenue
New York, NY 10005                         Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS                    STOCK TRANSFER AGENT AND REGISTRAR
Tait, Weller & Baker                       American Stock Transfer & Trust Co.
1818 Market St., Suite 2400                59 Maiden Lane
Philadelphia, PA 19103                     New York, NY 10038

INTERNET GROWTH FUND, INC.             12

INTERNET GROWTH FUND, INC.
--------------------------
11 Hanover Square
New York, NY 10005


Printed on recycled paper [LOGO OF RECYCLE]

FND-SAR-6/03

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Foxby Corp.'s disclosure controls and procedures
(as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Foxby Corp.
is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)There were no significant changes in Foxby Corp. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a)   Not applicable.
(b) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibit 99.CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Foxby Corp.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 8, 2003